UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2004

EQUIFAX INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	1-6605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:       (404) 885-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

(a)        On September 8, 2004, Equifax Inc. (“Equifax”) announced the closing of a trade receivables securitization transaction.  Under the revolving credit facility provided as part of the transaction, a wholly owned finance subsidiary of Equifax, Equifax Receivables Finance LLC (“ERF”), may borrow, subject to certain terms and conditions, up to the lesser of a calculated funding base or $125 million. ERF has granted the lender a security interest in domestic trade receivables that it will purchase from time to time from its parent company, Equifax Capital Management, Inc., a subsidiary of Equifax (“ECM”), as part of the credit facility, together with certain related rights and proceeds thereof. The credit facility will be revolving in nature and all or a portion of collections of receivables purchased by ERF under the credit facility will be applied to repay outstanding borrowings and other amounts under the credit facility.  Net proceeds of borrowings by ERF under the credit facility may be used to pay a portion of the purchase price for trade receivables and related rights purchased by ERF from ECM from time to time, to pay ERF’s operating expenses and, subject to certain restrictions, to make certain advances and distributions.  Equifax will use the resulting net proceeds of the purchase price received by it from the sale of trade receivables under the securitization transaction for general corporate purposes.  As of September 8, 2004, there were no outstanding borrowings under the credit facility.

The facility will be funded on a non-committed basis by Blue Ridge Funding Corporation (“Blue Ridge”), a multi-seller commercial paper conduit, and on a back-up basis by Wachovia Bank, National Association and certain other Liquidity Lenders from time to time.  Wachovia Bank, National Association also acts as the Agent for Blue Ridge and the other lenders under the credit facility.  The credit facility has an expiration date of September 6, 2005, but such facility may upon request by ERF be extended for an additional period of up to three years provided that certain specified conditions are satisfied. Loans will bear interest based on prevailing commercial paper rates, LIBOR or base rates plus a specified margin or costs. ECM provides for the servicing of the receivables.  The credit facility may be terminated and the maturity date of amounts owing thereunder accelerated if ERF does not maintain a required minimum receivables balance, if certain ratios related to the collectibility of the receivables are not maintained, if there is a breach of certain representations, warranties or covenants, or under certain other specified circumstances. Equifax has guaranteed the performance of ECM as Servicer of the trade receivables.  Outstanding debt under the ERF credit facility will be consolidated on Equifax’s balance sheet for financial reporting purposes.

Filed herewith as Exhibits 10.1 through 10.4 are the principal agreements entered into by Equifax in connection with the trade receivables financing transaction.  A copy of the press release dated September 8, 2004 relating to the trade receivables transaction is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 1.01.  The information in Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

(b)        Also filed herewith as Exhibits 10.5 through 10.9 are the form of award agreements used in connection with Equifax’s 2000 Stock Incentive Plan, and which are incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance  Sheet Arrangement of Registrant.

See Item 1.01(a) above.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits
10.1

Credit and Security Agreement dated as of September 7, 2004, among Equifax Receivables Finance LLC, as Borrower, Equifax Capital Management, Inc., as Servicer, Blue Ridge Asset Funding Corporation, the Liquidity Banks from time to time party thereto, and Wachovia Bank, National Association, as Agent.

10.2

(First Step) Receivables Sale Agreement dated as of September 7, 2004 among Equifax Inc., Equifax Information Services LLC, Equifax Direct Marketing Solutions LLC, Equifax Information Services of Puerto Rico Inc. and Compliance Data Center, Inc., as Originators and Equifax Capital Management, Inc., as Buyer.

10.3	(Second Step) Receivables Sale Agreement dated as of September 7, 2004 between Equifax Capital Management, Inc., as Seller and Equifax Receivables Finance LLC, as Buyer.
10.4	Performance Undertaking dated as of September 7, 2004 between Equifax Inc. and Equifax Receivables Finance LLC..
10.5	Form of Non-Qualified Stock Option Agreement under the Equifax Inc. 2000 Stock Incentive Plan.
10.6	Form of Non-Qualified Stock Option Agreement under the Equifax Inc. 2000 Stock Incentive Plan (United Kingdom approved option version).
10.7	Form of Non-Qualified Stock Option Agreement under the Equifax Inc. 2000 Stock Incentive Plan (United Kingdom unapproved option version).
10.8	Form of Incentive Stock Option Agreement under the Equifax Inc. 2000 Stock Incentive Plan.
10.9	Form of Deferred Share Award Agreement (restricted stock units) under the Equifax Inc. 2000 Stock Incentive Plan.
99.1	Press release of Equifax Inc. dated September 8, 2004.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC. By: /s/ Donald T. Heroman Name: Donald T. Heroman Title: Chief Financial Officer

Date: September 8, 2004

Exhibit Index

The following exhibits are being filed with this report:

Exhibit No.	Description

10.1

Credit and Security Agreement dated as of September 7, 2004, among Equifax Receivables Finance LLC, as Borrower, Equifax Capital Management, Inc., as Servicer, Blue Ridge Asset Funding Corporation,  the Liquidity Banks from time to time party thereto, and Wachovia Bank, National Association, as Agent.

10.2

(First Step) Receivables Sale Agreement dated as of September 7, 2004 among Equifax Inc., Equifax Information Services LLC, Equifax Direct Marketing Solutions LLC, Equifax Information Services of Puerto Rico Inc. and Compliance Data Center, Inc., as Originators and Equifax Capital Management, Inc., as Buyer.

10.3	(Second Step) Receivables Sale Agreement dated as of September 7, 2004 between Equifax Capital Management, Inc., as Seller and Equifax Receivables Finance LLC, as Buyer.
10.4	Performance Undertaking dated as of September 7, 2004 between Equifax Inc. and Equifax Receivables Finance LLC.
10.5	Form of Non-Qualified Stock Option Agreement under the Equifax Inc. 2000 Stock Incentive Plan.
10.6	Form of Non-Qualified Stock Option Agreement under the Equifax Inc. 2000 Stock Incentive Plan (United Kingdom approved option version).
10.7	Form of Non-Qualified Stock Option Agreement under the Equifax Inc. 2000 Stock Incentive Plan (United Kingdom unapproved option version).
10.8	Form of Incentive Stock Option Agreement under the Equifax Inc. 2000 Stock Incentive Plan.
10.9	Form of Deferred Share Award Agreement (restricted stock units) under the Equifax Inc. 2000 Stock Incentive Plan.
99.1	Press release of Equifax Inc. dated September 8, 2004.

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